SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          Date of Report: July 19, 2002



                                 eChapman, Inc.
             (Exact Name of Registrant as specified in its charter)



            Maryland                                    0-28123                                  52-2184621
----------------------------------             ---------------------------             -------------------------------
 (State or other jurisdiction of                 (Commission File No.)                  (IRS Employer Identification
 incorporation or organization)                                                                   Number)


                        401 East Pratt Street, 28th Floor
                               Baltimore, MD 21202
                                 (410) 625-9656
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)




          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On July 19, 2002, eChapman, Inc. ("eChapman" or the "Company") issued a press release announcing the appointment of Steve Clarke as acting Chief Financial Officer, following the resignation of Demetris Brown as of July 19, 2002. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.


         (c)      Exhibits.


         Exhibit No.           Description
         -----------           -----------


             99 Press Release, dated July 19, 2002, entitled "eChapman, Inc. Announces Appointment of Acting Chief Financial Officer."

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     eChapman, Inc.


Date:    July 19, 2002                             By: /s/ Nathan A. Chapman
                                                         -----------------------
                                                    Nathan A. Chapman, President

                                  EXHIBIT INDEX



         Exhibit No.            Description
         -----------            -----------


         99 Press Release, dated July 19, 2002, entitled "eChapman, Inc. Announces Appointment of Acting Chief Financial Officer."